MERRILL LYNCH
                                                               TECHNOLOGY
                                                               FUND, INC.

                                [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Quarterly Report
                                                               December 31, 1998

                       MERRILL LYNCH TECHNOLOGY FUND, INC.

Portfolio Information As of 12/31/98

Ten Largest Industries                                                Percent of
Represented in the Portfolio                                          Net Assets

Semiconductors ....................................................      18.6%
Software ..........................................................      16.4
Telecommunications Equipment ......................................      11.9
Contract Manufacturers ............................................      11.4
Technology Services ...............................................       8.8
Personal Computers ................................................       7.3
Data Communications ...............................................       6.0
Computer Systems ..................................................       4.1
Electronic Design Automation ......................................       3.2
Distribution ......................................................       3.0

Ten Largest Holdings                                                  Percent of
Represented in the Portfolio                                          Net Assets

Keane, Inc. .......................................................       6.4%
Lucent Technologies Inc. ..........................................       5.2
Compaq Computer Corporation .......................................       4.8
Microsoft Corporation .............................................       4.3
Compuware Corporation .............................................       4.2
Xilinx, Inc. ......................................................       4.1
Sanmina Corporation ...............................................       3.9
SCI Systems, Inc. .................................................       3.6
Texas Instruments Incorporated ....................................       3.4
Cisco Systems, Inc. ...............................................       3.2

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                          Merrill Lynch Technology Fund, Inc., December 31, 1998

DEAR SHAREHOLDER

The quarter ended December 31, 1998 featured a reversal of fortunes for the stock market and technology investors. Merrill Lynch Technology Fund, Inc., and technology holdings in general, performed admirably during the period. For the quarter ended December 31, 1998, the Fund's total returns for Class A, Class B, Class C and Class D Shares were +52.84%, +52.55%, +52.27% and +52.86%, respectively, compared to the +48.32% return for the unmanaged Merrill Lynch 100 Technology Index (MLO), an equally weighted index of the world's largest technology companies in terms of market capitalization. For the three months ended December 31, 1998, the Fund's Class A Shares outperformed the total returns of the unmanaged Standard & Poor's 500 Index and the Dow Jones Industrial Average by +31.54 and +32.25 percentage points, respectively, underscoring the exceptional success of technology stocks compared to the broader market. Although such strong absolute and relative performance in a single quarter is welcomed by all of us, this was an extraordinary quarter for the Fund and for technology stocks. Consequently, we would not expect this performance to repeat often.

During the three-month period ended December 31, 1998, the Fund's performance was enhanced by its overweighted position in contract manufacturers (11.4% of the Fund's net assets compared to 3% for the MLO). These companies outsource the production of the world's leading original equipment manufacturers' (OEMs) electronic goods. Increasingly, OEMs have decided that their value added is in the design, and not in the manufacture, of their products. Outsourced manufacturing allows these companies to cut costs and avoid inventory risk. With this in mind, we invested in leaders of this industry, which are those companies that have the critical global capabilities to assist their OEM customers worldwide. Despite the powerful performance of the contract manufacturing stocks, we believe that this may be among the most compelling investment opportunities in technology.

During the quarter ended December 31, 1998, the Fund's underweighted position in semiconductor capital equipment and Internet stocks were detrimental to performance. Semiconductor equipment companies, probably the most cyclical in all of technology, rebounded during the quarter after performing poorly throughout most of 1998. It is our opinion that investors may be discounting an improvement in fundamentals that may be short-lived past the seasonally strong December quarter. We established a position in Teradyne, Inc., the industry leader.

Throughout the three-month period ended December 31, 1998, the exceptional performance of Internet stocks continues to confound us. Our investment in the undisputed leader, America Online, Inc., has greatly benefited the Fund. We will continue to track those companies we believe could be the current and future Internet leaders to retain the ability to quickly buy them on significant corrections. It is our opinion that the typical small-capitalization Internet firm may not be around in the future and is not an attractive investment. We believe that when these Internet stocks tumble, they will not drop a bear market-defined 20%, but that several may decline as much as 90%. Technology funds are inherently volatile, and we are not compelled to unnecessarily increase the Fund's risk by allocating shareholder capital to such highly speculative situations.

Throughout the December quarter, we continued to invest in the data communications equipment and telecommunications equipment industries. During the period, we purchased 3Com Corporation, Telefonaktiebolaget LM Ericsson and Northern Telecom Limited. We also added to our positions in contract manufacturing leaders Flextronics International Ltd. and SCI Systems, Inc.

During the quarter ended December 31, 1998, we purchased and eliminated positions in Boston Scientific Corporation and HBO & Company. We became frustrated with accounting irregularities at Boston Scientific and with HBO's proposed merger with a drug distributor, McKesson Corporation. It should be noted that we deployed the cash from these sales to new investments that have significantly outperformed our original investments, which have either fallen further or have not moved in a strong technology market. We also eliminated the prior two largest holdings, Creative Technology Limited and Micron Technology, Inc. We believe that, although Creative is a viable company, it participates in one of technology's most fiercely competitive, commodity-oriented industries. Although we respect Micron's execution, we prefer not to invest in commodity (that is, dynamic random access memory chips) semiconductor vendors. We also trimmed several inherited semiconductor positions in order to diversify the Fund.

We continued to have minor exposure to the shares of companies not domiciled in the United States, with 6.0% of equities in companies headquartered abroad. We continue to be wary of the macroeconomic trends abroad, and how they may further negatively impact foreign technology firms. Our focus remains on current and future technology leaders, and the United States continues to dominate most technology industries.

At the end of the December quarter, our cash position was 1.0% of net assets. The Fund's large-capitalization leadership portfolio has a $44 billion weighted average market capitalization and holds the "who's who" of almost all technology industries.

Investment Outlook

Looking ahead, we do not anticipate any significant changes to our outlook. Our two-year horizon focuses on large-capitalization leadership companies whose fortunes typically improve over time according to our "the strong get stronger" theme.

We continue to be relatively bearish on the macroeconomic variables that have negatively impacted technology companies around the world. Despite a recovery in several of the cyclical industries within the technology sector, we are wary that the stocks may have discounted an improvement in fundamentals that may be short-lived after the seasonally strong fourth quarter. For example, after the run-up in the stocks, we intend to wait for fundamentals to improve before we become convinced that the semiconductor capital equipment industry is attractive. Therefore, we expect to remain underweighted in this area, but we will maintain our holding in the industry leader that we believe will continue to outperform under difficult conditions. Furthermore, on a global basis, we intend to continue to focus on Europe's leading technology companies in the near term.

In Conclusion

The performance of the Fund, and technology stocks in general, was exceptional during the December quarter. Merrill Lynch Technology Fund, Inc.'s Class A Shares ended 1998 with a total return of +38.30%, and its net asset value per share rebounded 79.33% from its October 8, 1998 low. However, the world has not changed that much from the trough of this fall to the current peak. We believe that some of the buying in these stocks was by relatively unsophisticated investors who were entranced by the Internet hype or the seasonally strong Christmas season for technology products. Therefore, in our opinion, a correction could be ahead.

We believe that our current portfolio possesses the best companies in technology. For the Fund's portfolio holdings, we project a weighted average earnings per share increase for calendar 1999 of 36% versus +4% for the Standard & Poor's 500 Index. However, the portfolio trades at only a four-point price/earnings premium (30 times versus 26 times calendar 1999 earnings, respectively) to the market. Therefore, we believe that Merrill Lynch Technology Fund, Inc. is well-positioned, regardless of whether the market moves up, down or sideways in 1999.

We thank you for your investment in Merrill Lynch Technology Fund, Inc., and we look forward to discussing our investment outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Paul G. Meeks

Paul G. Meeks
Portfolio Manager

February 9, 1999


                                     2 & 3

                          Merrill Lynch Technology Fund, Inc., December 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                    12 Month            3 Month         Since Inception
                                                  Total Return       Total Return        Total Return
=======================================================================================================
ML Technology Fund, Inc. Class A Shares              +38.30%            +52.84%             +212.98%
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class B Shares              +36.93             +52.55              +192.59
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class C Shares              +36.96             +52.27               +34.90
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class D Shares              +38.24             +52.86              + 39.75
=======================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class B Shares, from 4/27/92 to 12/31/98 and Class C & Class D Shares, from 10/21/94 to 12/31/98.

Average Annual Total Return

                                               % Return Without  % Return With
Class A Shares*                                   Sales Charge    Sales Charge**
================================================================================
Year Ended 12/31/98                                  +38.30%         +31.04%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                            +13.28          +12.06
--------------------------------------------------------------------------------
Inception (4/27/92)
through 12/31/98                                     +18.63          +17.67
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return        % Return
Class B Shares*                                   Without CDSC      With CDSC**
================================================================================
Year Ended 12/31/98                                  +36.93%         +32.93%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                            +12.17          +12.17
--------------------------------------------------------------------------------
Inception (4/27/92)
through 12/31/98                                     +17.44          +17.44
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return         % Return
Class C Shares*                                   Without CDSC      With CDSC**
================================================================================
Year Ended 12/31/98                                  +36.96%         +35.96%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                     + 7.40          + 7.40
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without  % Return With
Class D Shares*                                   Sales Charge    Sales Charge**
================================================================================
Year Ended 12/31/98                                  +38.24%        +30.99%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                     + 8.31         + 6.92
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                     Shares                                                                              Percent of
COUNTRY  Industries                   Held                   Stocks                             Cost           Value     Net Assets
===================================================================================================================================
Canada   Telecommunications           91,000   Northern Telecom Limited                     $  3,307,777   $  4,561,375         1.0%
         Equipment
         --------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Canada                     3,307,777      4,561,375         1.0
===================================================================================================================================
Israel   Telecommunications          141,000   ECI Telecommunications Limited                  3,551,437      4,961,437         1.0
         Equipment
         --------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Israel                     3,551,437      4,961,437         1.0
===================================================================================================================================
Singa-   Contract                    130,000   Flextronics International Ltd.                  5,518,404     11,115,000         2.3
pore     Manufacturers
         --------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Singapore                  5,518,404     11,115,000         2.3
===================================================================================================================================
Sweden   Telecommunications          345,000   Telefonaktiebolaget LM Ericsson (ADR)*          7,905,899      8,236,875         1.7
         Equipment
         --------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Sweden                     7,905,899      8,236,875         1.7
===================================================================================================================================
United   Components                  251,800   General Cable Corporation                       3,890,072      5,161,900         1.1
States   ----------------------------------------------------------------------------------------------------------------
         Computer Systems             71,000   EMC Corporation                                 3,274,350      6,035,000         1.3
                                     170,300   Electronics for Imaging, Inc.                   3,253,956      6,801,356         1.4
                                      79,000   Sun Microsystems, Inc.                          3,219,250      6,759,437         1.4
                                                                                            ------------   ------------       -----
                                                                                               9,747,556     19,595,793         4.1
         --------------------------------------------------------------------------------------------------------------------------
         Contract Manufacturers      102,000   Jabil Circuit, Inc.                             3,711,358      7,611,750         1.6
                                     300,000   SCI Systems, Inc.                              12,192,157     17,325,000         3.6
                                     300,000   Sanmina Corporation                             6,722,982     18,675,000         3.9
                                                                                            ------------   ------------       -----
                                                                                              22,626,497     43,611,750         9.1
         --------------------------------------------------------------------------------------------------------------------------
         Data Communications         114,000   3Com Corporation                                3,009,372      5,108,625         1.1
                                     125,700   Ascend Communications, Inc.                     5,075,929      8,264,775         1.7
                                     166,000   Cisco Systems, Inc.                             8,590,500     15,406,875         3.2
                                                                                            ------------   ------------       -----
                                                                                              16,675,801     28,780,275         6.0
         --------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                          Merrill Lynch Technology Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                     Shares                                                                              Percent of
COUNTRY     Industries                Held                   Stocks                             Cost           Value     Net Assets
===================================================================================================================================
United      Distribution             294,000   Ingram Micro Inc.                            $ 12,212,655   $ 10,253,250         2.1%
States                               107,000   Tech Data Corporation                           4,432,583      4,293,375         0.9
(concluded)                                                                                 ------------   ------------       -----
                                                                                              16,645,238     14,546,625         3.0
            -----------------------------------------------------------------------------------------------------------------------
            Electronic Design        322,000   Cadence Design Systems, Inc.                    7,655,267      9,579,500         2.0
            Automation               111,000   Synopsys, Inc.                                  4,072,312      6,007,875         1.2
                                                                                            ------------   ------------       -----
                                                                                              11,727,579     15,587,375         3.2
            -----------------------------------------------------------------------------------------------------------------------
            Internet                  67,000   America Online, Inc.                            3,000,260      9,698,250         2.0
            -----------------------------------------------------------------------------------------------------------------------
            Peripherals              210,000   Seagate Technology, Inc.                        5,275,330      6,352,500         1.3
            -----------------------------------------------------------------------------------------------------------------------
            Personal Computers       550,000   Compaq Computer Corporation                    17,627,775     23,065,625         4.8
                                      60,000   Dell Computer Corporation                       3,086,250      4,391,250         0.9
                                     154,400   Gateway 2000, Inc.                              7,201,451      7,903,350         1.6
                                                                                            ------------   ------------       -----
                                                                                              27,915,476     35,360,225         7.3
            -----------------------------------------------------------------------------------------------------------------------
            Semiconductor            117,100   Teradyne, Inc.                                  4,699,139      4,962,113         1.0
            Equipment
            -----------------------------------------------------------------------------------------------------------------------
            Semiconductors           235,000   Altera Corporation                              9,718,024     14,276,250         3.0
                                      42,500   Intel Corporation                               3,675,510      5,036,250         1.0
                                      55,000   Linear Technology Corporation                   3,624,500      4,922,500         1.0
                                     310,200   Maxim Integrated Products, Inc.                11,140,713     13,532,475         2.8
                                      76,800   PMC-Sierra, Inc.                                2,977,073      4,838,400         1.0
                                     191,000   Texas Instruments Incorporated                 10,113,512     16,342,438         3.4
                                     238,000   Vitesse Semiconductor Corporation               5,862,075     10,829,000         2.3
                                     305,000   Xilinx, Inc.                                   13,430,162     19,844,063         4.1
                                                                                            ------------   ------------       -----
                                                                                              60,541,569     89,621,376        18.6
            -----------------------------------------------------------------------------------------------------------------------
            Software                 155,000   Autodesk, Inc.                                  4,194,284      6,606,875         1.4
                                     210,700   BMC Software, Inc.                              9,975,592      9,389,319         1.9
                                      53,500   Citrix Systems, Inc.                            2,988,875      5,189,500         1.1
                                     260,000   Compuware Corporation                          12,485,830     20,296,250         4.2
                                     155,000   J.D. Edwards & Company                          4,322,082      4,398,125         0.9
                                     149,000   Microsoft Corporation                          12,821,035     20,645,812         4.3
                                      92,000   Network Associates, Inc.                        3,602,499      6,100,750         1.3
                                     176,000   Symantec Corporation                            4,131,002      3,806,000         0.8
                                      39,600   VERITAS Software Corporation                    2,178,000      2,368,575         0.5
                                                                                            ------------   ------------       -----
                                                                                              56,699,199     78,801,206        16.4
            -----------------------------------------------------------------------------------------------------------------------
            Technology Services      106,800   DST Systems, Inc.                               5,618,776      6,094,275         1.3
                                     773,000   Keane, Inc.                                    25,797,651     30,871,687         6.4
                                     147,000   Unisys Corporation                              4,248,875      5,062,313         1.1
                                                                                            ------------   ------------       -----
                                                                                              35,665,302     42,028,275         8.8
            -----------------------------------------------------------------------------------------------------------------------
            Telecommunications        83,000   MCI WorldCom Inc.                               4,144,250      5,955,250         1.2
            -----------------------------------------------------------------------------------------------------------------------
            Telecommunications       125,000   ADC Telecommunications, Inc.                    3,550,625      4,312,500         0.9
            Equipment                227,000   Lucent Technologies Inc.                       16,336,253     24,970,000         5.2
                                      77,000   Tellabs, Inc.                                   3,613,810      5,279,313         1.1
                                      71,000   Uniphase Corporation                            2,840,000      4,925,625         1.0
                                                                                            ------------   ------------       -----
                                                                                              26,340,688     39,487,438         8.2
            -----------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the United States        305,593,956    439,550,351        91.3
===================================================================================================================================
                                               Total Investments in Stocks                   325,877,473    468,425,038        97.3
===================================================================================================================================

SHORT-TERM                            Face
SECURITIES                           Amount                     Issue
===================================================================================================================================
            Commercial Paper**     $  5,038,000   General Motors Acceptance Corp., 5.13%
                                                  due 1/04/1999                                  5,035,846      5,035,846       1.0
            -----------------------------------------------------------------------------------------------------------------------
                                                  Total Investments in Short-Term Securities     5,035,846      5,035,846       1.0
===================================================================================================================================
            Total Investments                                                                 $330,913,319    473,460,884      98.3
                                                                                              ============
            Other Assets Less Liabilities                                                                       7,990,871       1.7
                                                                                                             ------------     -----
            Net Assets                                                                                       $481,451,755     100.0%
                                                                                                             ============     =====
===================================================================================================================================
            Net Asset Value: Class A--Based on net assets of $216,163,320 and 40,148,731 shares outstanding  $       5.38
                                                                                                             ============
                             Class B--Based on net assets of $221,478,974 and 43,636,962 shares outstanding  $       5.08
                                                                                                             ============
                             Class C--Based on net assets of $12,434,872 and 2,467,533 shares outstanding    $       5.04
                                                                                                             ============
                             Class D--Based on net assets of $31,374,589 and 5,869,575 shares outstanding    $       5.35
                                                                                                             ============
===================================================================================================================================

*     American Depositary Receipts.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

PORTFOLIO CHANGES

For the Quarter Ended December 31, 1998

Additions

 3Com Corporation
 America Online, Inc.
*American Power Conversion Corporation
*Boston Scientific Corporation
 Citrix Systems, Inc.
 Compuware Corporation
 Dell Computer Corporation
 EMC Corporation
 Electronics for Imaging, Inc.
*Etek dynamics Inc.
*HBO & Company
 Ingram Micro Inc.
 J.D. Edwards & Company
*NTT Mobile Communication Network, Inc.
 Northern Telecom Limited
 Tech Data Corporation
 Telefonaktiebolaget LM Ericsson (ADR)
 Teradyne, Inc.
 Unisys Corporation
 VERITAS Software Corporation
*Xoom. Com Inc.

Deletions

*American Power Conversion Corporation
*Boston Scientific Corporation
 Creative Technology Limited
*Etek dynamics Inc.
*HBO & Company
 Micron Technology, Inc.
*NTT Mobile Communication Network, Inc.
 SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung) (ADR) *Xoom. Com Inc.

*Added and deleted in the same quarter.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16091--12/98

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